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                                                                    EXHIBIT 10.1

                                RSA SECURITY INC.

                         1994 DIRECTOR STOCK OPTION PLAN

1.   PURPOSE.

     The purpose of this 1994 Director Stock Option Plan (the "Plan") of RSA Security Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2. ADMINISTRATION.

     The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

     3. PARTICIPATION IN THE PLAN.

     Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive options under the Plan.

     4. STOCK SUBJECT TO THE PLAN.

     (a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 75,000 shares (after giving effect to the Company's one-for-two reverse stock split effective as of October 24, 1994), subject to adjustment as provided in
Section 7.

     (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

     (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").


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5.   TERMS, CONDITIONS AND FORM OF OPTIONS.

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a) OPTION GRANT DATES. Options shall automatically be granted to all eligible outside directors as follows:

          (i) each person who is an eligible outside director on the closing date (the "Closing Date") of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the Closing Date;

          (ii) each person who first becomes an eligible outside director after the Closing Date shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

          (iii) each eligible outside director shall be granted an additional option to purchase 3,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 1995 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

     (b)  SHARES SUBJECT TO OPTION. Each option described in clauses (i) and
(ii) of Section 5(a) shall be for such number (and if such number is not a whole number, rounded up to the nearest whole number) of shares of Common Stock (the "Pro Rata Number"), if any, as is determined by multiplying (x) 3,000 by (y) the quotient of (A) the number of whole calendar months between the applicable Option Grant Date and the date of the next Annual Meeting of Stockholders (which, for purposes of the Plan, shall be assumed to occur in the month of May) and (B) 12. For example, if an eligible outside director were first elected on October 15th, he or she would receive an option to purchase 1,500 shares of Common Stock (3,000 x (6 (the number of whole calendar months between the Option Grant Date and May (i.e., November through April)) / 12)).

     (c) OPTION EXERCISE PRICE. The option exercise price per share for each option described in clause (i) of Section 5(a) shall be equal to the reported last sale price of the Common Stock on the Nasdaq National Market on the Closing Date. The option exercise price per share for each option described in clauses
(ii) and (iii) of Section 5(a) shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the option exercise price shall be deemed to be the lesser of (x) the reported last sale price per share of Common Stock thereon on such date (or if no such price is reported on such date, such price on the nearest



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preceding date on which such a price is reported) or (y) the average of the reported last sales prices per share of Common Stock, as published in The Wall Street Journal, for a period of ten consecutive trading days prior to such date; and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the exercise price per share shall be deemed to be the fair market value of the Common Stock as of the Option Grant Date as determined in good faith by the Board of Directors.

     (d) OPTIONS NON-TRANSFERABLE. To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

     (e)  VESTING PERIOD.

          (i) GENERAL. Each option described in clauses (i) and (ii) of Section 5(a) shall become exercisable on the first anniversary of the Option Grant Date, and each option described in clause (iii) of Section 5(a) shall become exercisable on the earlier of (x) the first anniversary of the Option Grant Date or (y) the day prior to the fist Annual Meeting of Stockholders following the Option Grant Date; provided, however, that in each instance described herein the optionee continue to serve as a director on such dates.

          (ii) ACCELERATION UPON CHANGE IN CONTROL. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event a Change in Control (as defined in Section 8) of the Company occurs.

     (f) TERMINATION. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii) the date 60 days after the optionee ceases to serve as a director of the Company; provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than 10 years after the Option Grant Date), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 5(h).

     (g) EXERCISE PROCEDURE. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

     (h) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such



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designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.   LIMITATION OF RIGHTS.

     (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.   ADJUSTMENT PROVISIONS FOR MERGERS, RECAPITALIZATIONS AND RELATED
     TRANSACTIONS.

     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split (other than the Company's one-for-two reverse stock split effective as of October 24, 1994), or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.   CHANGE IN CONTROL.

     For purposes of the Plan, a "Change in Control" shall be deemed to have occurred only if any of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule



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13d-3 under the Exchange Act), directly or indirectly, of securities of the
Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

9.   MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.

     The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.  TERMINATION AND AMENDMENT OF THE PLAN.

     The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or
(iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

11.  NOTICE.

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Controller of the Company and shall become effective when it is received.

12.  GOVERNING LAW.

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.



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13.  STOCKHOLDER APPROVAL.

     The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                            Adopted by the Board of Directors on October 4, 1994 Approved by the stockholders on October 24, 1994




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                                RSA SECURITY INC.

                                 AMENDMENT NO. 1

                                       TO

                         1994 DIRECTOR STOCK OPTION PLAN

1. That the 1994 Director Stock Option Plan be amended to delete subsection 5(d) thereof and replace such subsection in its entirety with the following:

     "(d) TRANSFERABILITY OF OPTIONS. Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the optionee to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees."

2.   That the Director Plan be further amended to delete the phrase

     "; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder"

     appearing at the end of Section 10 of the Director Plan.

                          Adopted by the Board of Directors on February 12, 1997

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                                RSA SECURITY INC.

                                 AMENDMENT NO. 2

                                       TO

                   1994 DIRECTOR STOCK OPTION PLAN, AS AMENDED

     The 1994 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 4(a) thereof and replace such subsection in its entirety with the following:

     "The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 500,000 shares, subject to adjustment as provided in Section 7."

     Except as aforesaid, the Plan shall remain in full force and effect.

                          Adopted by the Board of Directors on January 27, 1999 Approved by the stockholders on May 5, 1999

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                                RSA SECURITY INC.

                                 AMENDMENT NO. 3

                                       TO

                   1994 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1. The 1994 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 5(e) thereof and replace such subsection in its entirety with the following:

     "(e) VESTING PERIOD. Each option granted under the Plan shall be exercisable in full immediately upon the Option Grant Date."

2.   The Plan is hereby amended to delete section 8 thereof and replace such section in its entirety with the following:

     "8. Intentionally deleted."

3.   Except as aforesaid, the Plan shall remain in full force and effect.


                            Adopted by the Board of Directors on April 14, 1999

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                                RSA SECURITY INC.

                                 AMENDMENT NO. 4

                                       TO

                   1994 DIRECTOR STOCK OPTION PLAN, AS AMENDED

1. The Plan is hereby amended to delete subsections 5(a), 5(b) and 5(c) thereof and replace such subsections in their entirety with the following:

          "(a) OPTION GRANT DATES. Options shall automatically be granted to all eligible outside directors as follows:

               (i) each person who first becomes an eligible outside director after the date of the 2001 Annual Meeting of Stockholders of the Company shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

               (ii) each eligible outside director shall be granted an additional option to purchase 30,000 shares of Common Stock (before giving effect to the three-for-two stock split, payable in the form of a stock dividend on the Common Stock, declared by the Board of Directors on February 1, 2001, which is to be effected on or about March 23, 2001) on the date of each Annual Meeting of Stockholders of the Company commencing with the 2001 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

          (b)  SHARES SUBJECT TO OPTION. Each option described in clause (i) of
     Section 5(a) shall be for such number (and if such number is not a whole number, rounded up to the nearest whole number) of shares of Common Stock (the "Pro Rata Number"), if any, as is determined by multiplying (x) 30,000 (before giving effect to the three-for-two stock split referred to in Section 5(a)(ii) above) by (y) the quotient of (A) the number of whole calendar months between the applicable Option Grant Date and the date of the next Annual Meeting of Stockholders (which, for purposes of the Plan, shall be assumed to occur in the month of May) and (B) 12. For example, if an eligible outside director were first elected on October 15th, he or she would receive an option to purchase 15,000 shares of Common Stock (30,000 x (6 (the number of whole calendar months between the Option Grant Date and May (i.e., November through April)) / 12)).

          (c) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading

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     system as of the Option Grant Date, the option exercise price shall be deemed to be the reported last sale price per share of Common Stock thereon on such date (or if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported); and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the exercise price per share shall be deemed to be the fair market value of the Common Stock as of the Option Grant Date as determined in good faith by the Board of Directors."

2.   Except as set forth above, the Plan shall remain in full force and effect.


                          Adopted by the Board of Directors on January 17, 2001 Approved by the stockholders on April 27, 2001